INCOME TAXES	3 Months Ended
Mar. 31, 2022
Income taxes [Abstract]
Income Taxes	INCOME TAXES
For tax reporting purposes, the Company consolidates its entities under GLOBALFOUNDRIES Inc., a Cayman Islands entity. As a Cayman Islands corporation, the Company’s domestic statutory income tax rate is 0.0%. The difference between the Company’s domestic statutory income tax rate and its (provision) benefit for income taxes is due to the effect of the tax rates in the other jurisdictions in which the Company operates.

The effective tax rate for the three months ended March 31, 2021 and 2022 was 9.5% and 14.0%, respectively. The increase in the effective tax rate in the first quarter of 2022 was primarily due to higher mix of income in jurisdictions with higher tax rates than the Cayman statutory tax rate and incremental withholding taxes incurred.